UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05878

Franklin Value Investors Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area Code: (650) 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/19

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON

Semiannual Report and Shareholder Letter

April 30, 2019

Franklin Value Investors Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Franklin Templeton Shareholder:

During the six months ended April 30, 2019, U.S. equity markets rose overall, benefiting from upbeat economic data and better U.S. corporate earnings. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index (S&P 500®), sold off sharply during 2018’s fourth quarter but rallied in 2019’s first four months, reaching a new all-time high in April 2019. Overall, the S&P 500 posted a +9.76% total return for the six-month period.1 However, markets reflected concerns about the U.S. Federal Reserve (Fed’s) interest-rate path, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated by easing trade tensions and optimism about a potential U.S.-China trade deal. Markets also benefited from the Fed’s indications of a patient approach to its monetary policy decisions.

Valuation is an essential factor in our analysis and we always ask ourselves if current and potential investments represent an attractive balance of risk and reward. While the S&P 500 reached an all-time high in April after heightened volatility in late-2018, we maintained our focus on individual investments and the prospects for each business in the context of its valuation and the backdrop of potential political and economic risks.

Little has happened to challenge our full-year 2019 consensus view of slower global economic growth and modest improvement in corporate earnings. The Fed’s policy shift lessened investor concern about a near-term recession, despite continued downside risks to the global economy. Market expectations regarding the Fed’s next move have shifted from near certainty of another rate hike to serious consideration of a rate cut.

We are closely monitoring U.S.-China trade discussions, Brexit negotiations, the effectiveness of China’s stimulus measures, and how major central banks navigate an uncertain economic environment. Movement toward positive, or at least less negative, policy outcomes has boosted investor sentiment, but trade tensions and Brexit remain far from resolved, leaving financial markets vulnerable to renewed volatility and another downturn.

We took advantage of late-2018 market turbulence to seek out stocks whose risk/reward profiles turned more favorable. Subsequently, we used the recent rebound to exit from or trim select positions that reached or exceeded our estimates of intrinsic value, most notably within the health care sector. New opportunities at this time are idiosyncratic in nature. However, an uncertain and volatile market typically presents broader opportunities for prudent stock pickers with a disciplined approach.

Value investing requires an investor to be contrarian in nature. We continue to maintain a bottom-up stock-picking process that is disciplined, driven by rigorous fundamental analysis, and attempts to limit downside risk. In our view, investing in underappreciated and misunderstood companies with identifiable catalysts for unlocking shareholder value can offer

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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meaningful upside potential and a degree of downside protection in periods of financial market turbulence.

Amid dynamic markets and evolving economic conditions, we believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook will be well positioned for the years ahead.

On the following pages, the portfolio management team of each Fund reviews investment decisions made during this period. Please remember all securities markets fluctuate, as do mutual fund share prices. We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to continuing to serve your investment needs in the years ahead.

Sincerely,

Peter A. Langerman

Chief Executive Officer – Investment Management

Franklin Value Investors Trust

This letter reflects our analysis and opinions as of April 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

The U.S. economy grew during the six months ended April 30, 2019. After moderating in 2018’s fourth quarter, the economy grew significantly faster in 2019’s first quarter. Growth in consumer spending, inventory investment, exports, state and local government spending and business investment was partly offset by declines in housing investment and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.8% in October 2018 to 3.6% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in October 2018 to 2.0% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% once during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. The Fed also lowered its forecasts for economic growth in 2019 and 2020. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and better U.S. corporate earnings. However, markets reflected concerns about the Fed’s interest-rate path, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated by easing trade tensions and optimism about a potential U.S.-China trade deal. Markets also benefited from the Fed’s indications of a patient approach to its monetary policy decisions. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), sold off sharply during 2018’s fourth quarter but rallied in 2019’s first four months, reaching a new all-time high in April 2019. Overall, the S&P 500 posted a +9.76% total return for the six-month period.2

The foregoing information reflects our analysis and opinions as of April 30, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin MicroCap Value Fund

This semiannual report for Franklin MicroCap Value Fund covers the period ended April 30, 2019. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004 and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis. Existing shareholders may add to or reduce their investments in the Fund; however, once an account is reduced to zero, it may not be reopened unless the Fund reopens.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $500 million at the time of purchase that we believe are undervalued in the marketplace and have the potential for capital appreciation. The Fund invests predominantly in common stocks.

Performance Overview

The Fund’s Class A shares posted a -0.80% cumulative total return for the six months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with generally lower price-to-book ratios and lower forecasted growth values than companies listed in other stock indexes, posted a +3.77% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value. In the case of financial companies, we look for consistently increasing book value over time. We limit purchases to companies with

Portfolio Composition

Based on Total Net Assets as of 4/30/19

market capitalizations of less than $500 million, which we define as “microcap.” Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 25.

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that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

Top 10 Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets
Seneca Foods Corp. Food, Beverage & Tobacco	3.6%
Bar Harbor Bankshares Banks	3.1%
Village Super Market Inc. Food & Staples Retailing	2.9%
Northeast Bancorp Banks	2.9%
Delta Apparel Inc. Consumer Durables & Apparel	2.7%
First Defiance Financial Corp. Banks	2.6%
Gibraltar Industries Inc. Building Products	2.6%
Alamo Group Inc. Machinery	2.6%
Hurco Cos. Inc. Machinery	2.5%
Miller Industries Inc. Machinery	2.5%

Manager’s Discussion

During the six months under review, holdings that positively contributed to Fund performance included Miller Industries, Delta Apparel and Alamo Group. These companies are listed among the Fund’s largest positions in the Top 10 Holdings table on this page.

Miller Industries, a manufacturer of towing and recovery vehicles, reported successive quarters of strong revenue growth and margin expansion, driven by robust domestic and international customer demand. Meanwhile, management has made significant investments in its manufacturing facilities to expand capacity and increase factory automation. The company is sensitive to raw material cost inflation in steel and aluminum, but has thus far been able to pass along higher prices to customers.

Delta Apparel, a manufacturer of branded and private-label leisure and athletic wear, posted better-than-expected fourth-quarter 2018 revenue and earnings. This was driven by strong organic growth in the digital printing segment and Delta’s branded lifestyle businesses, partially offset by declines in the private label business.

Alamo Group, a leading manufacturer of street sweepers, vacuum trucks and mowing equipment, reported strong fourth-quarter 2018 results that topped analysts’ expectations. The company’s backlog and revenue continued to grow at a healthy rate, and profit margin expanded compared to the prior-year period. Going forward, management expects to increase product development spending and capital investments to support organic revenue growth and continued margin improvement.

Detractors from Fund performance included Seneca Foods, Invacare and Healthcare Services Group (sold by period-end).

Seneca Foods, a producer and distributor of canned and frozen fruits and vegetables, reported two consecutive quarters of worsening profit margins due to higher steel and transportation costs, as well as aggressive pricing aimed at market share gains. These difficulties were industry-wide, and we believe Seneca, which is among the lowest-cost producers, may ultimately benefit relative to financially weaker competitors.

Invacare, a leading manufacturer of wheelchairs and other durable medical care equipment, is in the third year of an ambitious transformation plan designed to restore growth and profitability. However, during the period under review, management encountered additional near-term challenges related to tariffs on intermediate goods and changes in government reimbursement rates. Although we believe Invacare will gain operational and financial benefits from the turnaround plan, those gains may come later than previously expected.

Healthcare Services Group, a provider of housekeeping and food service to nursing homes, operates in an environment where its customers face reduced government reimbursement, lower patient occupancy and rising labor expenses. As a result, fourth-quarter 2018 results were slightly below analysts’ expectations. In addition, management disclosed a Securities and Exchange Commission investigation into the company’s past accounting practices. Details and disclosures have been limited given the ongoing investigation, but we are concerned that other potential governance issues may surface. We exited our position in the stock.

During the reporting period, we initiated positions in Culp, a producer of mattress fabrics and marketer of upholstery fabrics; Spok Holdings, a health care communications company; Kewaunee Scientific, a producer of laboratory, health care and technical furniture products; Crown Crafts, a company that creates consumer products for infants, toddlers and juveniles; and Lakeland Industries, a manufacturer of protective clothing.

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FRANKLIN MICROCAP VALUE FUND

We also added to some positions, including LSI Industries, a lighting, graphics and display components company; Natural Gas Services Group, a provider of natural gas compression equipment and industrial flare systems; and Powell Industries, a provider of electrical energy equipment.

We exited positions including Sparton, Pacific Ethanol, County Bancorp and the aforementioned Healthcare Services Group. The Fund also reduced its holdings in Ameresco, Ducommun, ACMAT and the aforementioned Miller Industries and Delta Apparel in response to higher valuations.

We are disappointed with the relative and absolute performance of our Fund, particularly because stock selection accounted for the biggest part of the shortfall. Relative to its benchmark, the Fund was hurt by stock selection in the materials, health care and communication services sectors, as well as a combination of underweighted exposure and stock selection in the information technology sector. Starting more than a year ago, we made changes to our process aimed at improving the quality of our holdings, primarily centered on balance sheet strength. The changes take time to implement in a portfolio such as ours, given the nature of our deep value strategy. We are confident that our actions are lowering risk in the Fund without diminishing what we consider opportunities. Like yourselves, the managers are shareholders. We are committed to returning the Fund to outperformance at lower-than-market risk.

Thank you for your participation in Franklin MicroCap Value Fund. We look forward to continuing to serve your investment needs.

Bruce C. Baughman, CPA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of April 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	-0.80%	-6.26%
1-Year	-6.03%	-11.20%
5-Year	+15.34%	+1.74%
10-Year	+196.60%	+10.86%

Advisor
6-Month	-0.66%	-0.66%
1-Year	-5.78%	-5.78%
5-Year	+16.78%	+3.15%
10-Year	+203.81%	+11.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN MICROCAP VALUE FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.1127	$1.6571	$1.7698
R6	$0.1127	$1.6571	$1.7698
Advisor	$0.1127	$1.6571	$1.7698

Total Annual Operating Expenses[5]
Share Class	With Fee Waiver	Without Fee Waiver

A	1.17%	1.18%
Advisor	0.92%	0.93%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. Value securities may not increase in price as anticipated or may decline further in value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MICROCAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$992.00	$5.83	$1,018.94	$5.91	1.18%
R6	$1,000	$994.10	$4.10	$1,020.68	$4.16	0.83%
Advisor	$1,000	$993.40	$4.60	$1,020.18	$4.66	0.93%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursement. Does not include acquired fund fees and expenses.

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Franklin Mutual U.S. Value Fund

Formerly, Franklin Balance Sheet Investment Fund

This semiannual report for Franklin Mutual U.S. Value Fund covers the period ended April 30, 2019. As previously communicated, effective March 1, 2019, the Fund changed its name from Franklin Balance Sheet Investment Fund to Franklin Mutual U.S. Value Fund. Additionally, the Fund broadened its investment strategy.

Your Fund’s Goal and Main Investments

The Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of mid- and large-cap U.S. companies with the remaining portion in smaller companies that we believe are available at market prices less than their value based on certain recognized or objective criteria. The Fund is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Fund invests predominantly in equity securities (including securities convertible into, or that we expect to be exchanged for, common or preferred stock). The Fund currently does not expect to invest more than 10% of its net assets in non-U.S. securities. The income the Fund receives from investments in dividend paying stocks, preferred stocks and convertible securities varies depending upon current market and economic conditions.

Performance Overview

The Fund’s Class A shares posted a +4.62% cumulative total return for the six months under review. In comparison, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with generally lower price-to-book ratios and lower forecasted growth values than companies listed in other stock indexes, posted a +7.61% total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

Based on Total Net Assets as of 4/30/19

Investment Strategy

We employ a research driven, fundamental value strategy for the Fund that focuses on the market price of a company’s securities relative to our own evaluation of the company’s asset

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 33.

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value, including an analysis of book value, cash flow potential, balance sheet strength, long-term earnings, and multiples of earnings. The types of companies the Fund may invest in include those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, diminished expectations, mismanagement or undermanagement, or are financially stressed.

Manager’s Discussion

During the six months under review, holdings that positively contributed to Fund performance included Kinder Morgan, Bank of America and Iridium Communications. Kinder Morgan and Bank of America are listed among the Fund’s largest positions in the Top 10 Holdings table on page 12.

Shares of energy infrastructure company Kinder Morgan rose in early 2019, as the energy sector rebounded from weak performance in the fourth quarter of 2018. In addition, U.S. pipeline companies have benefited from increased volumes of U.S. crude oil, natural gas and natural gas liquids, along with limited pipeline supply. We believe conditions could remain favorable for the energy sector if commodity prices hold up, most notably if crude oil prices remain above $50 per barrel. Kinder Morgan’s stock price has been supported recently by a 25% increase in the quarterly dividend, as well as the management team’s commitment to increase the dividend an additional 25% in 2020. Additionally, Kinder Morgan is attracting a broader base of investors who are becoming increasingly comfortable with the stability of the business model and management’s capital discipline. Subsequently in mid-April, it increased the dividend by 25% for 2019.

After what we expected to be a challenging end to the calendar year, financial services company Bank of America closed out the final quarter of 2018 by reporting stronger-than-expected net interest margins, improved credit metrics and stable loan and deposit growth rates. These results enabled the stock to perform well during the first quarter of 2019, especially the first two months, making up a significant portion of what it had lost in the prior quarter.

Satellite, voice and data communications company Iridium Communications successfully completed its launches of NEXT satellites, reported strong quarterly results and held a successful investment analyst conference. At the analyst conference, Iridium reviewed the expected benefits of its NEXT satellites, as well as Aireon (not a Fund holding), a joint venture that could track commercial aviation in real-time. Iridium could potentially benefit from greater growth prospects and an extended period of low capital expenditures, which may help reduce leverage in the company’s balance sheet. Iridium’s convertible preferred stock that we own mirrored the performance of its common stock since the convertible position performed well during the period and converted into common shares on the effective date after period-end. We still held the convertible position in the portfolio instead of the common stock as of period-end.

Detractors from Fund performance included Perrigo, The Mosaic Company and Bunge.

Health care products and over-the-counter pharmaceuticals manufacturer Perrigo’s stock price declined based on a substantial and unexpected €1.6 billion tax assessment by Ireland’s Office of the Revenue Commissioners, related to the sale of the intellectual properties and related assets of Tysabri, a multiple sclerosis medication. In addition, more recently the U.S. Internal Revenue Service proposed an $843 million payment on prior-period transfer pricing related to Elan, which had previously merged with Perrigo. We expect Perrrigo will appeal these assessments, which in the absence of an interim settlement will likely take a few years to materialize. Meanwhile, we are encouraged by the appointment of new chief executive officer (CEO) Murray Kessler and new chief financial officer Ray Silcock, both of whom have seasoned backgrounds in consumer facing businesses, as the company prepares to separate its consumer and prescription pharmaceutical businesses. We believe Perrigo’s shares trade at a punitive discount relative to its earnings potential.

Although The Mosaic Company reported better-than-expected earnings results for the past four quarters, investors have been focused on near-term supply and demand fundamentals for phosphate fertilizer, partly driven by seasonally wet weather conditions in North America and a higher level of Chinese exports. More recently, Mosaic held an analyst day and outlined a three-year plan that matched our expectations of further earnings growth, a reduction in debt and increased shareholder returns. We continue to believe that long-term industry fundamentals are rational and favorable and many of the issues that have impacted Mosaic’s operations recently are transitory.

Agribusiness and food company Bunge’s shares were weak during this period, driven by a confluence of factors including reduced demand from China due to the trade impasse, lower-than-expected ethanol prices and adverse weather impact in many of its important markets. These factors caused the company to earn significantly below its earnings potential. While many of the issues that have plagued the company recently could ease going forward, we are also encouraged by the appointment of new CEO Greg Heckman, who has a strong

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Top 10 Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets
Kinder Morgan Inc. Energy	4.5%
Bank of America Corp. Banks	4.1%
JPMorgan Chase & Co. Banks	3.6%
Corning Inc. Technology Hardware & Equipment	3.3%
General Motors Co. Automobiles & Components	3.0%
Discovery Inc. Media	2.7%
Capital One Financial Corp. Diversified Financials	2.3%
Dick’s Sporting Goods Inc. Retailing	2.0%
Everest Re Group Ltd. Reinsurance	1.9%
Western Digital Corp. Technology Hardware & Equipment	1.9%

background in agribusiness. We expect him to bring a more rigorous focus toward risk management as well as streamline the businesses to improve operational performance and drive shareholder value.

During the reporting period, several large new purchases included Anadarko Petroleum, an oil and gas exploration and production company; Brixmor Property Group, a real estate investment trust that invests in shopping centers; Wells Fargo, a financial services provider; PVH, an apparel company; and LogMeIn, a developer of remote connectivity software. We also added to existing positions including Western Digital, a data storage hardware manufacturer; Capital One Financial, a bank holding company; and Molson Coors Brewing, a brewing company.

In contrast, the Fund’s largest liquidations included Tier REIT, National Western Life Group and The Bank of New York Mellon. We also reduced several holdings including Corning, JPMorgan Chase and the aforementioned Iridium Communications.

The Fund experienced a positive return during the period, but lagged the broad equity market’s returns as measured by the benchmark index. The underperformance can be attributed to a high cash balance which was a drag in a rising market, as well as a general underweighting in several sectors versus the benchmark. Given the Fund’s deep value approach, it is not unusual to underperform in any given period although we remain committed to our approach as we seek what we consider attractive risk-adjusted returns.

Thank you for your participation in Franklin Mutual U.S. Value Fund. We look forward to continuing to serve your investment needs.

Grace Hoefig Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL U.S. VALUE FUND

Performance Summary as of April 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	+4.62%	-1.14%
1-Year	+3.18%	-2.50%
5-Year	+25.68%	+3.50%
10-Year	+195.65%	+10.82%

Advisor
6-Month	+4.77%	+4.77%
1-Year	+3.43%	+3.43%
5-Year	+27.26%	+4.94%
10-Year	+203.11%	+11.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN MUTUAL U.S. VALUE FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)
Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.4644	$0.1712	$4.3433	$4.9789
C	$ —	$0.1712	$4.3433	$4.5145
R	$0.3586	$0.1712	$4.3433	$4.8731
R6	$0.6066	$0.1712	$4.3433	$5.1211
Advisor	$0.5572	$0.1712	$4.3433	$5.0717

Total Annual Operating Expenses[5]
Share Class	With Fee Waiver	Without Fee Waiver

A	0.91%	0.96%
Advisor	0.66%	0.71%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they may also involve heightened risks and should be considered speculative. Historically, smaller- and midsize- company securities have been more volatile in price than larger-company securities, especially over the short term. In addition, the Fund may invest in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL U.S. VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,046.20	$4.46	$1,020.43	$4.41	0.88%
C	$1,000	$1,042.30	$8.25	$1,016.71	$8.15	1.63%
R	$1,000	$1,045.00	$5.73	$1,019.19	$5.66	1.13%
R6	$1,000	$1,048.30	$2.59	$1,022.27	$2.56	0.51%
Advisor	$1,000	$1,047.70	$3.20	$1,021.67	$3.16	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Small Cap Value Fund

This semiannual report for Franklin Small Cap Value Fund covers the period ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term total return by investing most of its assets in equity securities that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization (small-cap) companies. We define small-cap companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 2000® Index.1 The Fund invests predominantly in common stocks.

Performance Overview

The Fund’s Class A shares posted a +6.98% cumulative total return for the six months under review. In comparison, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with generally lower price-to-book ratios and lower forecasted growth values than companies listed in other stock indexes, posted a +3.77% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

Our strategy is to invest in small-cap companies that we believe are undervalued at the time of purchase and have the potential for capital appreciation. A stock is undervalued, or is a value, when it trades at less than the price at which we believe it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that we believe have, for example: stock prices that are low relative to current, or historical or future earnings, book

Portfolio Composition

Based on Total Net Assets as of 4/30/19

value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in equity real estate investment trusts (REITs). The Fund may invest up to 25% of its total assets in foreign securities.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 41.

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FRANKLIN SMALL CAP VALUE FUND

Manager’s Discussion

During the six months under review, holdings that positively contributed to Fund performance included Dairy Crest Group (sold at period-end), Versum Materials (sold at period-end) and Finisar.

Shares of Dairy Crest, a U.K.-based dairy products company, benefited in mid-February 2019 from the company agreeing to a takeover offer from Saputo (not a Fund holding) for a 30% premium to the share price before the announcement of the agreement and any unusual preannouncement price changes based on speculation. As a result of the takeover offer and subsequent increase in the stock price, we exited the position at period-end.

Versum Materials is a specialty materials and equipment company that primarily supplies the semiconductor end market. The company agreed to be acquired by Merck KGaA (not a Fund holding) for $53 per share at period-end. The revised offer was higher than Merck KGaA’s initial offer of $48 and substantially higher than Entegris’s (not a Fund holding) competing offer of approximately $41. Merck’s offer represented a 68% premium to Versum’s share price on the day prior to the announcement of the Entegris merger. We exited the position at period-end.

Finisar, a manufacturer of optical equipment, announced an agreement to be acquired by competitor II-VI (not a Fund holding) for approximately $3.2 billion. The acquisition price was a 38% premium to Finisar’s stock price immediately before the announcement.

Detractors from Fund performance included AAR (sold at period-end), Team Incorporated (sold at period-end) and Caleres.

Shares of aviation and expeditionary services provider AAR declined during the period due to the company lowering revenue guidance in mid-December 2018. The lowered guidance was a function of weaker results in AAR’s maintenance, repair and overhaul business segment due to a combination of labor shortages and customers extending aircraft leases, which limited work available for the business. We exited the position in February 2019.

Shares of Team Incorporated, a mechanical inspection and repair services provider to refineries, petrochemicals and industrial manufacturing plants, declined during the reporting period due to lower sales in the company’s repair business, which led to weakness in overall sales and operating profits. The lower sales level was primarily due to rescheduling of repair work at refineries operating at high utilization levels in 2018’s third quarter. We exited the position in January 2019.

Top 10 Holdings
4/30/19

Company Sector/Industry	% of Total Net Assets
The Hanover Insurance Group Inc. Insurance	3.4%
Old Republic International Corp. Insurance	2.9%
Gibraltar Industries Inc. Building Products	2.8%
Mueller Water Products Inc. Machinery	2.8%
Maple Leaf Foods Inc. (Canada) Food, Beverage & Tobacco	2.7%
McGrath RentCorp Commercial & Professional Services	2.6%
First Horizon National Corp. Banks	2.5%
Minerals Technologies Inc. Materials	2.5%
Regal Beloit Corp. Electrical Equipment	2.5%
LCI Industries Automobiles & Components	2.5%

Footwear company Caleres’ stock price declined due to weaker-than-expected results during the holiday season. The primary causes of the shortfall were decelerating same-store sales at its Famous Footwear segment due to its peers’ heightened promotional activity, a slowdown in its branded portfolio segment resulting from a pullback in promotions, and a write-down in its Allen Edmonds business. While we view Caleres’ stock as relatively attractive at period-end based on its valuation levels and modest growth potential, we would like to see a greater emphasis on operational improvements that have the potential to increase earnings.

During the reporting period, we added some new positions, with the largest purchases including Eagle Materials, a construction materials company; Oshkosh, a manufacturer of specialty vehicles and vehicle bodies; Cinemark Holdings, a movie theater chain; LogMeIn, a developer of remote connectivity software; and The Greenbrier Cos. a transportation manufacturing company. The Fund also added to several holdings including Kennametal, a supplier of tooling and industrial materials; Universal Forest Products, a manufacturer and distributor of wood and wood-alternative products; McGrath RentCorp, a lessor of modular offices, classrooms, electronic test equipment and containers; and Reliance Steel &

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FRANKLIN SMALL CAP VALUE FUND

Aluminum, a metals service center operator. McGrath RentCorp is listed among the Fund’s largest positions in the Top 10 Holdings table on page 17.

In contrast, the Fund exited positions in Energen and the aforementioned Versum Materials, Dairy Crest Group and Esterline Technologies, all of which were the subject of takeover offers, while also exiting Zebra Technologies and the aforementioned AAR. We reduced holdings in several positions including Brinker International and Synaptics.

Thank you for your participation in Franklin Small Cap Value Fund. We look forward to continuing to serve your investment needs.

Steven B. Raineri
Lead Portfolio Manager
Christopher Meeker, CFA
Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP VALUE FUND

Performance Summary as of April 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
6-Month	+6.98%	+1.10%
1-Year	+2.54%	-3.10%
5-Year	+34.61%	+4.93%
10-Year	+229.82%	+12.04%

Advisor
6-Month	+7.11%	+7.11%
1-Year	+2.74%	+2.74%
5-Year	+36.39%	+6.40%
10-Year	+239.23%	+12.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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FRANKLIN SMALL CAP VALUE FUND

PERFORMANCE SUMMARY

Distributions (11/1/18–4/30/19)
Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.4383	$0.7014	$6.4758	$7.6155
C	$ —	$0.7014	$6.4758	$7.1772
R	$0.2606	$0.7014	$6.4758	$7.4378
R6	$0.6782	$0.7014	$6.4758	$7.8554
Advisor	$0.5562	$0.7014	$6.4758	$7.7334

Total Annual Operating Expenses[5]
Share Class	With Fee Waiver	Without Fee Waiver

A	1.05%	1.07%
Advisor	0.80%	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. Value securities may not increase in price as anticipated or may decline further in value. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. REITS may be affected by any change in the value of the properties owned and other factors, and their prices tend to go up and down. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/29/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN SMALL CAP VALUE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,069.80	$5.39	$1,019.59	$5.26	1.05%
C	$1,000	$1,066.00	$9.22	$1,015.87	$9.00	1.80%
R	$1,000	$1,068.30	$6.67	$1,018.35	$6.51	1.30%
R6	$1,000	$1,072.20	$3.13	$1,021.77	$3.06	0.61%
Advisor	$1,000	$1,071.10	$4.11	$1,020.83	$4.01	0.80%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin MicroCap Value Fund

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016		2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$31.06	$36.43	$31.33	$32.90		$39.88	$40.99

Income from investment operations[a]:

Net investment income (loss)[b]	0.04	(0.04)	0.01	0.11	[c]	— [d]	(0.07)[e]

Net realized and unrealized gains (losses)	(0.41)	(2.70)	8.20	2.22		(3.33)	1.44

Total from investment operations	(0.37)	(2.74)	8.21	2.33		(3.33)	1.37

Less distributions from:

Net investment income	—	(—)[d]	(0.11)	—		—	(0.04)

Net realized gains	(1.77)	(2.63)	(3.00)	(3.90)		(3.65)	(2.44)

Total distributions	(1.77)	(2.63)	(3.11)	(3.90)		(3.65)	(2.48)

Net asset value, end of period	$28.92	$31.06	$36.43	$31.33		$32.90	$39.88

Total return[f]	(0.80)%	(8.11)%	26.98%	8.25%		(8.58)%	3.39%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	1.19%	1.17%	1.16%	1.19%		1.20%	1.16%

Expenses net of waiver and payments by affiliates	1.18% [h]	1.16% [h]	1.15% [h]	1.18%	[h]	1.19%	1.14% [h]

Net investment income (loss)	0.28%	(0.11)%	0.03%	0.36%	[c]	0.02%	(0.17)% [e]

Supplemental data

Net assets, end of period (000’s)	$163,863	$184,613	$238,337	$232,964		$258,143	$346,820

Portfolio turnover rate	2.05%	4.08%	8.82%	11.72%		8.64%	11.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.13%.

dAmount rounds to less than $0.01 per share.

eNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.31)%.

fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016		2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$31.43	$36.85	$31.66	$33.09		$39.94	$41.03

Income from investment operations[a]:

Net investment income[b]	0.09	0.08	0.12	0.22	[c]	0.14	0.03	[d]

Net realized and unrealized gains (losses)	(0.41)	(2.74)	8.30	2.25		(3.34)	1.50

Total from investment operations	(0.32)	(2.66)	8.42	2.47		(3.20)	1.53

Less distributions from:

Net investment income	—	(0.13)	(0.23)	—		—	(0.18)

Net realized gains	(1.77)	(2.63)	(3.00)	(3.90)		(3.65)	(2.44)

Total distributions	(1.77)	(2.76)	(3.23)	(3.90)		(3.65)	(2.62)

Net asset value, end of period	$29.34	$31.43	$36.85	$31.66		$33.09	$39.94

Total return[e]	(0.59)%	(7.83)%	27.46%	8.67%		(8.21)%	3.79%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.84%	0.85%	0.80%	0.81%		0.81%	0.79%

Expenses net of waiver and payments by affiliates	0.83% [g]	0.82% [g]	0.79% [g]	0.80%	[g]	0.80%	0.77%	[g]

Net investment income	0.63%	0.23%	0.39%	0.74%	[c]	0.41%	0.20%	[d]

Supplemental data

Net assets, end of period (000’s)	$20,110	$21,070	$27,107	$18,288		$18,031	$25,020

Portfolio turnover rate	2.05%	4.08%	8.82%	11.72%		8.64%	11.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.51%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.06%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin MicroCap Value Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017	2016		2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$31.28	$36.67	$31.52	$33.00		$39.90	$40.99

Income from investment operations[a]:

Net investment income[b]	0.08	0.05	0.09	0.18	[c]	0.09	0.04	[d]

Net realized and unrealized gains (losses)	(0.42)	(2.72)	8.25	2.24		(3.34)	1.43

Total from investment operations	(0.34)	(2.67)	8.34	2.42		(3.25)	1.47

Less distributions from:

Net investment income	—	(0.09)	(0.19)	—		—	(0.12)

Net realized gains	(1.77)	(2.63)	(3.00)	(3.90)		(3.65)	(2.44)

Total distributions	(1.77)	(2.72)	(3.19)	(3.90)		(3.65)	(2.56)

Net asset value, end of period	$29.17	$31.28	$36.67	$31.52		$33.00	$39.90

Total return[e]	(0.66)%	(7.90)%	27.29%	8.53%		(8.36)%	3.64%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.94%	0.92%	0.92%	0.95%		0.96%	0.92%

Expenses net of waiver and payments by affiliates	0.93% [g]	0.91% [g]	0.91% [g]	0.94%	[g]	0.95%	0.90%	[g]

Net investment income	0.53%	0.14%	0.27%	0.60%	[c]	0.26%	0.07%	[d]

Supplemental data

Net assets, end of period (000’s)	$44,012	$53,329	$76,228	$63,410		$67,538	$89,880

Portfolio turnover rate	2.05%	4.08%	8.82%	11.72%		8.64%	11.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.37%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.07)%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin MicroCap Value Fund

	Shares	Value

Common Stocks 94.8%
Aerospace & Defense 2.3%
[a]Ducommun Inc.	128,600	$5,218,588

Banks 19.1%
Bar Harbor Bankshares	272,000	7,148,160
First Defiance Financial Corp.	201,600	5,949,216
First Internet Bancorp.	206,800	4,526,852
Investar Holding Corp.	220,000	5,121,600
Northeast Bancorp	303,465	6,651,953
Old Line Bancshares Inc.	54,000	1,350,000
Peoples Financial Services Corp.	87,543	3,808,120
Southern Missouri Bancorp Inc.	114,000	3,824,700
WSFS Financial Corp.	121,800	5,259,324

		43,639,925

Building Products 4.4%
Burnham Holdings Inc., A	192,831	2,796,049
[a]Continental Materials Corp.	75,412	1,394,602
[a]Gibraltar Industries Inc.	149,900	5,946,533

		10,137,184

Construction & Engineering 6.9%
[a]Ameresco Inc., A	280,000	4,216,800
[a]Northwest Pipe Co.	230,200	5,517,894
[a]Sterling Construction Co.	337,382	4,574,900
[a]Williams Industrial Services Group Inc.	659,800	1,497,746

		15,807,340

Consumer Durables & Apparel 5.9%
Crown Crafts Inc.	45,200	235,040
Culp Inc.	62,263	1,277,637
[a]Delta Apparel Inc.	260,400	6,267,828
Flexsteel Industries Inc.	52,900	1,145,814
[a]Lakeland Industries Inc.	580	7,360
Rocky Brands Inc.	179,110	4,569,096

		13,502,775

Consumer Services 2.0%
[a,b]Full House Resorts Inc.	1,857,420	4,587,827

Diversified Financials 1.3%
Arbor Realty Trust Inc.	206,713	2,823,700
[a,b]Origen Financial Inc.	1,900,000	173,280

		2,996,980

Electrical Equipment 3.8%
LSI Industries Inc.	636,900	2,165,460
Powell Industries Inc.	68,600	2,006,550
[a]Ultralife Corp.	380,902	4,399,418

		8,571,428

Energy 6.0%
Adams Resources & Energy Inc.	29,984	1,083,921
[a]Ardmore Shipping Corp. (Ireland)	416,000	2,903,680
[a]Gulf Island Fabrication Inc.	227,000	1,952,200
[a]Natural Gas Services Group Inc.	208,400	3,348,988
[a]PHI Inc., non-voting	81,000	36,442

franklintempleton.com	Semiannual Report	25

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)

	Shares	Value
Common Stocks (continued)
Energy (continued)
[a]Renewable Energy Group Inc.	116,800	$2,817,216
[a]REX American Resources Corp.	18,600	1,571,886

		13,714,333

Food & Staples Retailing 2.9%
Village Super Market Inc., A	227,000	6,669,260

Food, Beverage & Tobacco 4.1%
John B. Sanfilippo & Son Inc.	17,600	1,269,136
[a]Seneca Foods Corp., A	202,100	5,001,975
[a]Seneca Foods Corp., B	121,500	3,148,673

		9,419,784

Health Care Equipment & Services 0.9%
Invacare Corp.	208,300	1,541,420
Kewaunee Scientific Corp.	17,555	397,445

		1,938,865

Insurance 1.8%
[a]ACMAT Corp., A	124,516	4,015,641

Machinery 9.8%
Alamo Group Inc.	56,400	5,845,296
[a]Freightcar America Inc.	172,700	1,195,084
Hurco Cos. Inc.	146,100	5,746,113
Miller Industries Inc.	173,000	5,722,840
Spartan Motors Inc.	405,200	3,768,360

		22,277,693

Materials 6.9%
Friedman Industries Inc.	120,000	882,000
Mercer International Inc. (Canada)	200,000	2,832,000
The Monarch Cement Co.	80,000	5,139,200
Olympic Steel Inc.	124,000	2,011,280
Schnitzer Steel Industries Inc., A	63,200	1,499,104
[a]Universal Stainless & Alloy Products Inc.	235,700	3,391,723

		15,755,307

Real Estate 2.0%
Griffin Industrial Realty Inc.	122,000	4,454,220

Retailing 4.1%
Caleres Inc.	143,700	3,769,251
Haverty Furniture Cos. Inc.	155,000	3,692,100
Shoe Carnival Inc.	50,000	1,783,000

		9,244,351

Semiconductors & Semiconductor Equipment 1.9%
[a]Photronics Inc.	452,000	4,221,680

Technology Hardware & Equipment 2.7%
[a]Key Tronic Corp.	480,000	2,664,000
[a]Kimball Electronics Inc.	79,000	1,195,270
Richardson Electronics Ltd.	375,000	2,193,750

		6,053,020

26	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin MicroCap Value Fund (continued)

	Shares	Value

Common Stocks (continued)
Telecommunication Services 3.1%
[a]Alaska Communications Systems Group Inc.	1,055,500	$1,836,570
ATN International Inc.	42,300	2,582,415
[a]ORBCOMM Inc.	219,600	1,589,904
Spok Holdings Inc.	83,000	1,149,550

		7,158,439

Trading Companies & Distributors 2.5%
[a]Houston Wire & Cable Co.	375,350	2,323,417
[a]Titan Machinery Inc.	202,400	3,481,280

		5,804,697

Transportation 0.4%
[a]Celadon Group Inc	395,300	1,008,015
Total Common Stocks (Cost $124,861,970)		216,197,352

Short Term Investments (Cost $12,399,277) 5.5%

Money Market Funds 5.5%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 2.10%	12,399,277	12,399,277
Total Investments (Cost $137,261,247) 100.3%		228,596,629
Other Assets, less Liabilities (0.3)%		(611,384)

Net Assets 100.0%		$227,985,245

aNon-income producing.

bSee Note 7 regarding holdings of 5% voting securities.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin Mutual U.S. Value Fund

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017		2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$37.93	$41.08	$35.40		$40.06	$51.55	$53.98

Income from investment operations[a]:

Net investment income[b]	0.28	0.45	0.38	[c]	0.22	0.19	0.46	[d]

Net realized and unrealized gains (losses)	0.85	(0.43)	7.79		1.17	(3.92)	3.06

Total from investment operations	1.13	0.02	8.17		1.39	(3.73)	3.52

Less distributions from:

Net investment income	(0.46)	(0.46)	(0.18)		(0.28)	(0.17)	(0.65)

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)	(5.30)

Total distributions	(4.97)	(3.17)	(2.49)		(6.05)	(7.76)	(5.95)

Net asset value, end of period	$34.09	$37.93	$41.08		$35.40	$40.06	$51.55

Total return[e]	4.62%	(0.15)%	23.63%		4.44%	(7.73)%	6.97%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.92%	0.91%	0.92%		0.94%	0.95%	0.90%

Expenses net of waiver and payments by affiliates	0.88% [g]	0.86% [g]	0.87%	[g]	0.91% [g]	0.94%	0.89%	[g]

Net investment income	1.67%	1.13%	0.97%	[c]	0.62%	0.45%	0.89%	[d]

Supplemental data

Net assets, end of period (000’s)	$766,509	$772,976	$841,367		$795,663	$915,285	$1,221,903

Portfolio turnover rate	19.94%	29.85%	24.68%		30.25%	26.31%	25.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.73%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.61%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017		2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$36.13	$39.27	$34.01		$38.70	$50.22	$52.77

Income from investment operations[a]:

Net investment income (loss)[b]	0.15	0.15	0.08	[c]	(0.04)	(0.12)	0.07	[d]

Net realized and unrealized gains (losses)	0.83	(0.41)	7.49		1.12	(3.81)	2.99

Total from investment operations	0.98	(0.26)	7.57		1.08	(3.93)	3.06

Less distributions from:

Net investment income	—	(0.17)	—		—	—	(0.31)

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)	(5.30)

Total distributions	(4.51)	(2.88)	(2.31)		(5.77)	(7.59)	(5.61)

Net asset value, end of period	$32.60	$36.13	$39.27		$34.01	$38.70	$50.22

Total return[e]	4.23%	(0.91)%	22.73%		3.65%	(8.41)%	6.17%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.67%	1.66%	1.67%		1.69%	1.70%	1.65%

Expenses net of waiver and payments by affiliates	1.63% [g]	1.61% [g]	1.62%	[g]	1.66% [g]	1.69%	1.64%	[g]

Net investment income (loss)	0.92%	0.38%	0.22%	[c]	(0.13)%	(0.30)%	0.14%	[d]

Supplemental data

Net assets, end of period (000’s)	$30,546	$33,854	$65,586		$61,567	$73,185	$96,279

Portfolio turnover rate	19.94%	29.85%	24.68%		30.25%	26.31%	25.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.02)%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.14)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017		2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$37.99	$41.10	$35.42		$40.06	$51.48	$53.90

Income from investment operations[a]:

Net investment income[b]	0.24	0.35	0.29	[c]	0.13	0.09	0.36	[d]

Net realized and unrealized gains (losses)	0.87	(0.42)	7.80		1.17	(3.91)	3.01

Total from investment operations	1.11	(0.07)	8.09		1.30	(3.82)	3.37

Less distributions from:

Net investment income	(0.36)	(0.33)	(0.10)		(0.17)	(0.01)	(0.49)

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)	(5.30)

Total distributions	(4.87)	(3.04)	(2.41)		(5.94)	(7.60)	(5.79)

Net asset value, end of period	$34.23	$37.99	$41.10		$35.42	$40.06	$51.48

Total return[e]	4.50%	(0.39)%	23.33%		4.17%	(7.94)%	6.67%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.17%	1.16%	1.17%		1.19%	1.20%	1.15%

Expenses net of waiver and payments by affiliates	1.13% [g]	1.11% [g]	1.12%	[g]	1.16% [g]	1.19%	1.14%	[g]

Net investment income	1.42%	0.88%	0.72%	[c]	0.37%	0.20%	0.64%	[d]

Supplemental data

Net assets, end of period (000’s)	$6,929	$7,280	$7,884		$8,486	$9,831	$14,261

Portfolio turnover rate	19.94%	29.85%	24.68%		30.25%	26.31%	25.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.48%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.36%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017		2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$39.20	$42.38	$36.40		$41.10	$52.70	$55.06

Income from investment operations[a]:

Net investment income[b]	0.35	0.61	0.75	[c]	0.35	0.37	0.47	[d]

Net realized and unrealized gains (losses)	0.90	(0.45)	7.83		1.20	(3.99)	3.32

Total from investment operations	1.25	0.16	8.58		1.55	(3.62)	3.79

Less distributions from:

Net investment income	(0.61)	(0.63)	(0.29)		(0.48)	(0.39)	(0.85)

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)	(5.30)

Total distributions	(5.12)	(3.34)	(2.60)		(6.25)	(7.98)	(6.15)

Net asset value, end of period	$35.33	$39.20	$42.38		$36.40	$41.10	$52.70

Total return[e]	4.83%	0.19%	24.10%		4.86%	(7.33)%	7.37%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.58%	0.57%	0.57%		0.53%	0.51%	0.50%

Expenses net of waiver and payments by affiliates	0.51% [g]	0.50% [g]	0.47%	[g]	0.50% [g]	0.50%	0.49%	[g]

Net investment income	2.04%	1.49%	1.37%	[c]	1.03%	0.89%	1.29%	[d]

Supplemental data

Net assets, end of period (000’s)	$37,657	$36,580	$34,673		$157	$7,412	$7,863

Portfolio turnover rate	19.94%	29.85%	24.68%		30.25%	26.31%	25.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.13%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.01%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual U.S. Value Fund (continued)

	Six Months Ended April 30, 2019	Year Ended October 31,
	(unaudited)	2018	2017		2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$39.26	$42.39	$36.45		$41.08	$52.68	$55.04

Income from investment operations[a]:

Net investment income[b]	0.33	0.57	0.49	[c]	0.31	0.30	0.60	[d]

Net realized and unrealized gains (losses)	0.91	(0.46)	8.04		1.20	(4.00)	3.12

Total from investment operations	1.24	0.11	8.53		1.51	(3.70)	3.72

Less distributions from:

Net investment income	(0.56)	(0.53)	(0.28)		(0.37)	(0.31)	(0.78)

Net realized gains	(4.51)	(2.71)	(2.31)		(5.77)	(7.59)	(5.30)

Total distributions	(5.07)	(3.24)	(2.59)		(6.14)	(7.90)	(6.08)

Net asset value, end of period	$35.43	$39.26	$42.39		$36.45	$41.08	$52.68

Total return[e]	4.77%	0.07%	23.98%		4.69%	(7.51)%	7.23%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.67%	0.66%	0.67%		0.69%	0.70%	0.65%

Expenses net of waiver and payments by affiliates	0.63% [g]	0.61% [g]	0.62%	[g]	0.66% [g]	0.69%	0.64%	[g]

Net investment income	1.92%	1.38%	1.22%	[c]	0.87%	0.70%	1.14%	[d]

Supplemental data

Net assets, end of period (000’s)	$47,350	$48,616	$57,402		$75,573	$69,330	$115,254

Portfolio turnover rate	19.94%	29.85%	24.68%		30.25%	26.31%	25.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.86%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin Mutual U.S. Value Fund

	Shares/ Units	Value
Common Stocks and Other Equity Interests 84.6%
Automobiles & Components 3.0%
General Motors Co.	695,800	$27,101,410
Banks 14.1%
Bank of America Corp.	1,186,600	36,286,228
Citigroup Inc.	236,900	16,748,830
Citizens Financial Group Inc.	186,500	6,751,300
Farmers & Merchants Bank of Long Beach	1,475	12,131,875
JPMorgan Chase & Co.	275,700	31,994,985
PNC Financial Services Group Inc.	93,600	12,816,648
Wells Fargo & Co.	173,900	8,418,499

		125,148,365

Capital Goods 8.3%
[a] AerCap Holdings NV (Ireland)	102,200	5,073,208
Astec Industries Inc.	164,000	5,528,440
General Electric Co.	532,200	5,412,474
The Greenbrier Cos. Inc.	153,600	5,457,408
Johnson Controls International PLC	393,200	14,745,000
Oshkosh Corp.	72,600	5,996,034
Regal Beloit Corp.	157,600	13,408,608
Terex Corp.	272,100	9,069,093
[a] WESCO International Inc.	159,900	9,152,676

		73,842,941

Commercial & Professional Services 1.1%
Tetra Tech Inc.	155,000	10,031,600

Consumer Durables & Apparel 3.3%
Lennar Corp., B	223,900	9,341,108
PVH Corp.	71,700	9,248,583
Toll Brothers Inc.	275,000	10,477,500

		29,067,191

Consumer Services 1.0%
Vail Resorts Inc.	40,000	9,154,000

Diversified Financials 3.4%
Capital One Financial Corp.	215,700	20,023,431
Morgan Stanley	207,500	10,011,875

		30,035,306

Energy 13.6%
Anadarko Petroleum Corp.	123,900	9,026,115
Arch Coal Inc.	75,000	7,273,500
Chevron Corp.	106,300	12,762,378
Helmerich & Payne Inc.	75,100	4,394,852
Husky Energy Inc. (Canada)	640,900	6,957,358
Kinder Morgan Inc.	1,994,000	39,620,780
Occidental Petroleum Corp.	146,700	8,637,696
Plains All American Pipeline LP	312,800	7,241,320
Royal Dutch Shell PLC, A, ADR (United Kingdom)	233,400	14,827,902
Valero Energy Corp.	109,100	9,891,006

		120,632,907

franklintempleton.com	Semiannual Report	33

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual U.S. Value Fund (continued)

	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Food, Beverage & Tobacco 4.9%
Archer-Daniels-Midland Co.	374,500	$16,702,700
Bunge Ltd.	236,200	12,379,242
Molson Coors Brewing Co., B	231,100	14,834,309

		43,916,251

Life & Health Insurance 0.9%
Prudential Financial Inc.	71,500	7,558,265

Materials 3.3%
Domtar Corp.	85,100	4,161,390
Huntsman Corp.	103,200	2,295,168
The Mosaic Co.	420,600	10,981,866
Reliance Steel & Aluminum Co.	129,700	11,927,212

		29,365,636

Media 5.1%
[a] Discovery Inc., C	822,200	23,646,472
News Corp., B	1,085,700	13,560,393
Scholastic Corp.	203,578	8,118,691

		45,325,556

Multi-line Insurance 3.1%
American International Group Inc.	270,700	12,877,199
The Hartford Financial Services Group Inc.	274,400	14,353,864

		27,231,063

Pharmaceuticals, Biotechnology & Life Sciences 4.2%
Allergan PLC	60,100	8,834,700
[a] Bio-Rad Laboratories Inc., A	51,728	15,566,507
Perrigo Co. PLC	273,400	13,101,328

		37,502,535

Property & Casualty Insurance 1.4%
Chubb Ltd.	86,132	12,506,366

Real Estate 2.8%
Brixmor Property Group Inc.	494,400	8,839,872
Mid-America Apartment Communities Inc.	71,200	7,789,992
Regency Centers Corp.	124,400	8,355,948

		24,985,812

Reinsurance 1.9%
Everest Re Group Ltd.	73,500	17,309,250

Retailing 2.4%
Designer Brands Inc., A	148,563	3,305,527
Dick’s Sporting Goods Inc.	480,800	17,789,600

		21,095,127

Semiconductors & Semiconductor Equipment 0.5%
MKS Instruments Inc.	50,489	4,595,004

Software & Services 0.6%
LogMeIn Inc.	61,000	5,026,400

34	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual U.S. Value Fund (continued)

	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Technology Hardware & Equipment 5.2%
Corning Inc.	908,600	$28,938,910
Western Digital Corp.	331,000	16,920,720
		45,859,630
Transportation 0.5%
[a] JetBlue Airways Corp.	251,400	4,663,470
Total Common Stocks and Other Equity Interests (Cost $611,085,390)		751,954,085

Convertible Preferred Stocks (Cost $1,313,812) 0.6%
Telecommunication Services 0.6%
[a] Iridium Communications Inc., 6.75%, cvt., pfd., B	6,000	5,598,504

	Principal Amount
Corporate Bonds 1.1%
Capital Goods 0.2%
Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	$1,490,000	1,501,175
Energy 0.4%
[b] McDermott Technology Americas Inc., senior note, 144A, 10.625%, 5/01/24	4,000,000	3,650,000
Software & Services 0.5%
[b] Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	4,661,000	4,264,815
Total Corporate Bonds (Cost $9,329,233)		9,415,990
Total Investments before Short Term Investments (Cost $621,728,435)		766,968,579

	Shares

Short Term Investments (Cost $123,780,527) 13.9%

Money Market Funds 13.9%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	123,780,527	123,780,527
Total Investments (Cost $745,508,962) 100.2%		890,749,106
Other Assets, less Liabilities (0.2)%		(1,757,568)
Net Assets 100.0%		$888,991,538

See Abbreviations on page 61.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $7,914,815, representing 0.9% of net assets.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

FRANKLIN VALUE INVESTORS TRUST

Financial Highlights

Franklin Small Cap Value Fund

	Six Months Ended April 30, 2019		Year Ended October 31,
	(unaudited)		2018	2017		2016	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$52.59		$59.07	$51.45		$51.72	$58.96	$59.76

Income from investment operations[a]:

Net investment income[b]	0.25	[c]	0.39 [d]	0.31	[e]	0.20	0.30 [f]	0.16	[g]

Net realized and unrealized gains (losses)	2.32		(1.95)	10.04		4.74	(2.33)	2.03

Total from investment operations	2.57		(1.56)	10.35		4.94	(2.03)	2.19

Less distributions from:

Net investment income	(0.44)		(0.42)	(0.12)		(0.29)	(0.12)	(0.25)

Net realized gains	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)	(2.74)

Total distributions	(7.62)		(4.92)	(2.73)		(5.21)	(5.21)	(2.99)

Net asset value, end of period	$47.54		$52.59	$59.07		$51.45	$51.72	$58.96

Total return[h]	6.98%		(3.04)%	20.53%		11.15%	(3.31)%	3.76%

Ratios to average net assets[i]

Expenses before waiver and payments by affiliates	1.07%		1.05%	1.05%		1.11%	1.16%	1.13%

Expenses net of waiver and payments by affiliates	1.05%	[j]	1.03% [j]	1.03%	[j]	1.09% [j]	1.15%	1.13%	[j,k]

Net investment income	1.09%	[c]	0.69% [d]	0.58%	[e]	0.40%	0.56% [f]	0.27%	[g]

Supplemental data

Net assets, end of period (000’s)	$1,370,877		$1,366,866	$1,364,629		$1,125,268	$1,062,353	$1,294,724

Portfolio turnover rate	33.25%		53.26%	33.38%		41.89%	25.88%	21.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.78%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.52%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.29%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.36%.

gNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.

hTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2019		Year Ended October 31,
	(unaudited)		2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$46.45		$52.75	$46.42	$47.22	$54.53	$55.62

Income from investment operations[a]:

Net investment income (loss)[b]	0.07	[c]	(0.02)[d]	(0.09)[e]	(0.14)	(0.07)[f]	(0.24)[g]

Net realized and unrealized gains (losses)	1.98		(1.72)	9.03	4.26	(2.15)	1.89

Total from investment operations	2.05		(1.74)	8.94	4.12	(2.22)	1.65

Less distributions from:

Net investment income	—		(0.06)	—	—	—	—

Net realized gains	(7.18)		(4.50)	(2.61)	(4.92)	(5.09)	(2.74)

Total distributions	(7.18)		(4.56)	(2.61)	(4.92)	(5.09)	(2.74)

Net asset value, end of period	$41.32		$46.45	$52.75	$46.42	$47.22	$54.53

Total return[h]	6.60%		(3.77)%	19.62%	10.35%	(4.01)%	3.03%

Ratios to average net assets[i]

Expenses before waiver and payments by affiliates	1.82%		1.80%	1.80%	1.86%	1.87%	1.83%

Expenses net of waiver and payments by affiliates	1.80%	[j]	1.78% [j]	1.78% [j]	1.84% [j]	1.86%	1.83% [j,k]

Net investment income (loss)	0.34%	[c]	(0.06)% [d]	(0.17)% [e]	(0.35)%	(0.15)% [f]	(0.43)% [g]

Supplemental data

Net assets, end of period (000’s)	$124,762		$138,188	$225,228	$219,150	$229,119	$266,845

Portfolio turnover rate	33.25%		53.26%	33.38%	41.89%	25.88%	21.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.03%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.23)%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.46)%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.35)%.

gNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

hTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2019		Year Ended October 31,
	(unaudited)		2018	2017		2016	2015	2014

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$51.98		$58.37	$50.87		$51.18	$58.40	$59.21

Income from investment operations[a]:

Net investment income[b]	0.19	[c]	0.25 [d]	0.18	[e]	0.08	0.19 [f]	0.04	[g]

Net realized and unrealized gains (losses)	2.29		(1.93)	9.93		4.69	(2.32)	2.02

Total from investment operations	2.48		(1.68)	10.11		4.77	(2.13)	2.06

Less distributions from:

Net investment income	(0.26)		(0.21)	—		(0.16)	(—)[h]	(0.13)

Net realized gains	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)	(2.74)

Total distributions	(7.44)		(4.71)	(2.61)		(5.08)	(5.09)	(2.87)

Net asset value, end of period	$47.02		$51.98	$58.37		$50.87	$51.18	$58.40

Total return[i]	6.83%		(3.28)%	20.23%		10.90%	(3.53)%	3.55%

Ratios to average net assets[j]

Expenses before waiver and payments by affiliates	1.32%		1.30%	1.30%		1.36%	1.37%	1.33%

Expenses net of waiver and payments by affiliates	1.30%	[k]	1.28% [k]	1.28%	[k]	1.34% [k]	1.36%	1.33%	[k,l]

Net investment income	0.84%	[c]	0.44% [d]	0.33%	[e]	0.15%	0.35% [f]	0.07%	[g]

Supplemental data

Net assets, end of period (000’s)	$153,277		$158,678	$209,627		$212,194	$221,939	$280,908

Portfolio turnover rate	33.25%		53.26%	33.38%		41.89%	25.88%	21.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.04%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.

gNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.01%.

hAmount rounds to less than $0.01 per share.

iTotal return is not annualized for periods less than one year.

jRatios are annualized for periods less than one year.

kBenefit of expense reduction rounds to less than 0.01%.

lBenefit of waiver and payments by affiliates rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2019		Year Ended October 31,
	(unaudited)		2018	2017		2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$55.17		$61.71	$53.60		$53.75	$61.09	$61.78

Income from investment operations[a]:

Net investment income[b]	0.37	[c]	0.66 [d]	0.58	[e]	0.43	0.62 [f]	0.42	[g]

Net realized and unrealized gains (losses)	2.46		(2.05)	10.49		4.93	(2.43)	2.16

Total from investment operations	2.83		(1.39)	11.07		5.36	(1.81)	2.58

Less distributions from:

Net investment income	(0.68)		(0.65)	(0.35)		(0.59)	(0.44)	(0.53)

Net realized gains	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)	(2.74)

Total distributions	(7.86)		(5.15)	(2.96)		(5.51)	(5.53)	(3.27)

Net asset value, end of period	$50.14		$55.17	$61.71		$53.60	$53.75	$61.09

Total return[h]	7.22%		(2.63)%	21.07%		11.69%	(2.80)%	4.31%

Ratios to average net assets[i]

Expenses before waiver and payments by affiliates	0.67%		0.66%	0.60%		0.64%	0.62%	0.60%

Expenses net of waiver and payments by affiliates	0.61%	[j]	0.60% [j]	0.58%	[j]	0.62% [j]	0.61%	0.60%	[j,k]

Net investment income	1.53%	[c]	1.12% [d]	1.03%	[e]	0.87%	1.10% [f]	0.80%	[g]

Supplemental data

Net assets, end of period (000’s)	$323,950		$270,426	$221,246		$100,101	$59,339	$34,278

Portfolio turnover rate	33.25%		53.26%	33.38%		41.89%	25.88%	21.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.22%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

gNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.

hTotal return is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value Fund (continued)

	Six Months Ended April 30, 2019		Year Ended October 31,
	(unaudited)		2018	2017		2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$55.19		$61.66	$53.58		$53.67	$61.01	$61.72

Income from investment operations[a]:

Net investment income[b]	0.33	[c]	0.56 [d]	0.48	[e]	0.32	0.47 [f]	0.34	[g]

Net realized and unrealized gains (losses)	2.47		(2.06)	10.48		4.94	(2.41)	2.10

Total from investment operations	2.80		(1.50)	10.96		5.26	(1.94)	2.44

Less distributions from:

Net investment income	(0.56)		(0.47)	(0.27)		(0.43)	(0.31)	(0.41)

Net realized gains	(7.18)		(4.50)	(2.61)		(4.92)	(5.09)	(2.74)

Total distributions	(7.74)		(4.97)	(2.88)		(5.35)	(5.40)	(3.15)

Net asset value, end of period	$50.25		$55.19	$61.66		$53.58	$53.67	$61.01

Total return[h]	7.11%		(2.81)%	20.84%		11.43%	(3.03)%	4.07%

Ratios to average net assets[i]

Expenses before waiver and payments by affiliates	0.82%		0.80%	0.80%		0.86%	0.87%	0.83%

Expenses net of waiver and payments by affiliates	0.80%	[j]	0.78% [j]	0.78%	[j]	0.84% [j]	0.86%	0.83%	[j,k]

Net investment income	1.34%	[c]	0.94% [d]	0.83%	[e]	0.65%	0.85% [f]	0.57%	[g]

Supplemental data

Net assets, end of period (000’s)	$508,235		$544,792	$583,364		$893,324	$635,499	$816,430

Portfolio turnover rate	33.25%		53.26%	33.38%		41.89%	25.88%	21.30%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.03%.

dNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.

eNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.54%.

fNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.

gNet investment income per share includes approximately $0.04 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.51%.

hTotal return is not annualized for periods less than one year.

iRatios are annualized for periods less than one year.

jBenefit of expense reduction rounds to less than 0.01%.

kBenefit of waiver and payments by affiliates rounds to less than 0.01%.

40	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments, April 30, 2019 (unaudited)

Franklin Small Cap Value Fund

	Shares	Value
Common Stocks 94.8%
Automobiles & Components 2.5%
Gentex Corp.	74,000	$1,704,220
LCI Industries	698,293	61,345,040

		63,049,260

Banks 14.9%
Bryn Mawr Bank Corp.	925,252	35,242,849
Chemical Financial Corp.	960,753	42,205,879
Columbia Banking System Inc.	1,558,190	58,494,452
First Horizon National Corp.	4,176,344	63,021,031
First of Long Island Corp.	1,230,606	28,636,202
German American Bancorp Inc.	304,800	9,098,280
Glacier Bancorp Inc.	442,100	18,829,039
Lakeland Financial Corp.	1,045,545	49,924,774
Peoples Bancorp Inc.	540,026	17,648,050
TrustCo Bank Corp. NY	1,639,400	13,115,200
Union Bankshares Corp.	368,040	13,433,460
Washington Trust Bancorp Inc.	396,141	20,524,065

		370,173,281

Building Products 5.1%
[a,b] Gibraltar Industries Inc.	1,734,757	68,817,810
Insteel Industries Inc.	536,740	11,239,336
Simpson Manufacturing Co. Inc.	36,990	2,355,523
Universal Forest Products Inc.	1,191,479	44,025,149

		126,437,818

Commercial & Professional Services 3.6%
[a] Huron Consulting Group Inc.	511,826	24,736,550
McGrath RentCorp.	1,025,052	63,553,224

		88,289,774

Consumer Durables & Apparel 2.1%
Carter’s Inc.	260,319	27,570,385
Toll Brothers Inc.	530,114	20,197,344
[a] Unifi Inc.	263,700	5,326,740

		53,094,469

Consumer Services 1.6%
Brinker International Inc.	469,777	20,092,362
Wyndham Hotels and Resorts Inc.	339,000	18,889,080

		38,981,442

Electrical Equipment 2.9%
Encore Wire Corp.	156,018	9,250,307
Regal Beloit Corp.	727,700	61,912,716

		71,163,023

Energy 2.6%
Hunting PLC (United Kingdom)	7,308,650	56,136,674
[a] Natural Gas Services Group Inc.	531,000	8,533,170

		64,669,844

Food, Beverage & Tobacco 3.2%
[a] Landec Corp.	1,201,158	12,624,171
Maple Leaf Foods Inc. (Canada)	2,859,047	66,726,750

		79,350,921

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FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services 0.3%
[a] AMN Healthcare Services Inc.	119,000	$6,195,140

Insurance 8.4%
The Hanover Insurance Group Inc.	692,500	83,522,425
Horace Mann Educators Corp.	1,337,385	51,596,313
Old Republic International Corp.	3,243,700	72,529,132

		207,647,870

Machinery 10.2%
Astec Industries Inc.	886,242	29,875,219
Federal Signal Corp.	646,636	18,603,718
The Greenbrier Cos. Inc.	527,220	18,732,127
Kennametal Inc.	1,330,822	54,164,455
Miller Industries Inc.	55,400	1,832,632
Mueller Industries Inc.	554,288	16,168,581
Mueller Water Products Inc., A	6,406,844	68,745,436
Oshkosh Corp.	362,600	29,947,134
[a] Rexnord Corp.	561,129	16,048,289

		254,117,591

Materials 12.5%
Carpenter Technology Corp.	1,189,443	59,079,634
Eagle Materials Inc.	625,200	56,836,932
Minerals Technologies Inc.	996,971	62,579,869
OceanaGold Corp. (Australia)	18,740,900	52,609,963
PH Glatfelter Co.	1,877,400	29,625,372
Reliance Steel & Aluminum Co.	526,700	48,435,332

		309,167,102

Media & Entertainment 1.2%
Cinemark Holdings Inc.	736,476	30,968,816

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
[a] Cambrex Corp.	600,534	25,834,973

Real Estate 7.7%
Brandywine Realty Trust	2,193,173	33,752,933
Healthcare Realty Trust Inc.	43,600	1,346,368
Highwoods Properties Inc.	937,800	41,807,124
LTC Properties Inc.	580,930	26,176,706
Retail Properties of America Inc., A	3,841,667	47,214,087
Sunstone Hotel Investors Inc.	2,744,336	39,518,438
Weingarten Realty Investors	24,600	711,924

		190,527,580

Retailing 1.6%
Caleres Inc.	1,504,242	39,456,268

Semiconductors & Semiconductor Equipment 3.3%
[a] Advanced Energy Industries Inc.	820,600	47,397,856
MKS Instruments Inc.	277,777	25,280,485
[a] Synaptics Inc.	272,494	10,264,849

		82,943,190

Software & Services 0.3%
LogMeIn Inc.	75,547	6,225,073

42	Semiannual Report	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value Fund (continued)

	Shares	Value
Common Stocks (continued)
Technology Hardware & Equipment 5.3%
[a] Coherent Inc.	324,365	$48,009,264
[a] Finisar Corp.	1,328,200	32,022,902
[a] Plexus Corp.	854,103	51,399,918
		131,432,084
Transportation 0.5%
Heartland Express Inc.	626,200	12,323,616

Utilities 4.0%
Black Hills Corp.	566,800	41,240,368
IDACORP Inc.	178,999	17,724,481
Spire Inc.	483,658	40,719,167
		99,684,016
Total Common Stocks (Cost $2,095,917,112)		2,351,733,151

	Principal Amount

Corporate Bonds 0.4%
Energy 0.2%
Unit Corp., senior sub. note, 6.625%, 5/15/21	$5,885,000	5,796,725
Machinery 0.2%
Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	4,532,000	4,565,990
Total Corporate Bonds (Cost $10,104,855)		10,362,715
Total Investments before Short Term Investments (Cost $2,106,021,967)		2,362,095,866

	Shares

Short Term Investments (Cost $83,341,163) 3.4%

Money Market Funds 3.4%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	83,341,163	83,341,163
Total Investments (Cost $2,189,363,130) 98.6%		2,445,437,029
Other Assets, less Liabilities 1.4%		35,664,403
Net Assets 100.0%		$2,481,101,432

aNon-income producing.

bSee Note 7 regarding holdings of 5% voting securities.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Assets and Liabilities

April 30, 2019 (unaudited)

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$120,152,407	$621,728,435	$2,055,254,928
Cost - Non-controlled affiliates (Note 3f and 7)	17,108,840	123,780,527	134,108,202

Value - Unaffiliated issuers	$211,436,245	$766,968,579	$2,293,278,056
Value - Non-controlled affiliates (Note 3f and 7)	17,160,384	123,780,527	152,158,973
Foreign currency, at value (cost $—, $— and $55,416,282, respectively)	—	—	55,861,785
Receivables:
Investment securities sold	194,793	—	—
Capital shares sold	39,635	615,999	1,825,452
Dividends and interest	4,800	1,246,814	1,897,939
Other assets	211	775	2,148

Total assets	228,836,068	892,612,694	2,505,024,353

Liabilities:
Payables:
Investment securities purchased	322,766	2,098,246	17,570,320
Capital shares redeemed	294,475	869,489	3,987,260
Management fees	137,107	310,256	1,135,622
Distribution fees	33,772	184,819	447,040
Transfer agent fees	46,941	156,238	675,532
Trustees’ fees and expenses	515	—	—
Accrued expenses and other liabilities	15,247	2,108	107,147

Total liabilities	850,823	3,621,156	23,922,921

Net assets, at value	$227,985,245	$888,991,538	$2,481,101,432

Net assets consist of:
Paid-in capital	$127,061,469	$700,110,830	$2,096,423,365
Total distributable earnings (loss)	100,923,776	188,880,708	384,678,067

Net assets, at value	$227,985,245	$888,991,538	$2,481,101,432

44	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2019 (unaudited)

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Class A:
Net assets, at value	$163,862,629	$766,509,240	$1,370,876,763
Shares outstanding	5,665,435	22,483,400	28,835,985
Net asset value per share[a]	$28.92	$34.09	$47.54
Maximum offering price per share (net asset value per share ÷ 94.50%)	$30.60	$36.07	$50.31
Class C:
Net assets, at value		$30,546,446	$124,762,230
Shares outstanding		936,873	3,019,318
Net asset value and maximum offering price per share[a]		$32.60	$41.32
Class R:
Net assets, at value		$6,928,567	$153,276,958
Shares outstanding		202,423	3,259,559
Net asset value and maximum offering price per share		$34.23	$47.02
Class R6:
Net assets, at value	$20,110,419	$37,656,872	$323,950,378
Shares outstanding	685,460	1,065,774	6,461,537
Net asset value and maximum offering price per share	$29.34	$35.33	$50.14
Advisor Class:
Net assets, at value	$44,012,197	$47,350,413	$508,235,103
Shares outstanding	1,508,621	1,336,346	10,113,936
Net asset value and maximum offering price per share	$29.17	$35.43	$50.25

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended April 30, 2019 (unaudited)

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$1,620,530	$9,336,954	$23,407,401
Non-controlled affiliates (Note 3f and 7)	91,353	1,069,603	1,292,421
Interest:
Unaffiliated issuers	—	555,381	761,683

Total investment income	1,711,883	10,961,938	25,461,505

Expenses:
Management fees (Note 3a)	881,903	2,055,726	6,890,700
Distribution fees: (Note 3c)
Class A	211,109	922,431	1,651,757
Class C	—	157,589	638,971
Class R	—	16,855	376,731
Transfer agent fees: (Note 3e)
Class A	102,330	562,472	1,404,340
Class C	—	23,871	136,010
Class R	—	5,190	161,302
Class R6	2,010	10,663	85,643
Advisor Class	27,870	34,820	529,812
Custodian fees (Note 4)	957	4,036	15,447
Reports to shareholders	14,901	56,069	112,856
Registration and filing fees	25,772	54,794	77,106
Professional fees	26,550	39,941	43,875
Trustees’ fees and expenses	8,224	25,602	68,525
Other	6,547	11,265	25,466

Total expenses	1,308,173	3,981,324	12,218,541
Expense reductions (Note 4)	(26)	(420)	(69)
Expenses waived/paid by affiliates (Note 3f and 3g)	(15,828)	(191,504)	(286,147)

Net expenses	1,292,319	3,789,400	11,932,325

Net investment income	419,564	7,172,538	13,529,180

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	6,911,158	39,096,598	125,572,303
Non-controlled affiliates (Note 3f and 7)	2,433,731	—	(339,728)
Foreign currency transactions	—	(56,545)	(232,682)

Net realized gain (loss)	9,344,889	39,040,053	124,999,893

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(12,231,539)	(7,943,092)	12,529,377
Non-controlled affiliates (Note 3f and 7)	(501,124)	—	6,991,070
Translation of other assets and liabilities denominated in foreign currencies	—	—	(28,711)

Net change in unrealized appreciation (depreciation)	(12,732,663)	(7,943,092)	19,491,736

Net realized and unrealized gain (loss)	(3,387,774)	31,096,961	144,491,629

Net increase (decrease) in net assets resulting from operations	$ (2,968,210)	$38,269,499	$158,020,809

*Foreign taxes withheld on dividends	$ —	$ 107,439	$ 105,549

46	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin MicroCap Value Fund		Franklin Mutual U.S. Value Fund
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$419,564	$(69,548)	$7,172,538	$11,012,446
Net realized gain (loss)	9,344,889	15,524,275	39,040,053	116,961,384
Net change in unrealized appreciation (depreciation)	(12,732,663)	(38,484,423)	(7,943,092)	(125,130,955)

Net increase (decrease) in net assets resulting from operations	(2,968,210)	(23,029,696)	38,269,499	2,842,875

Distributions to shareholders:
Class A	(10,280,977)	(16,930,010)	(100,460,950)	(63,858,142)
Class C	—	—	(4,087,821)	(4,736,310)
Class R	—	—	(947,270)	(566,420)
Class R6	(1,173,990)	(2,008,421)	(4,747,031)	(2,808,869)
Advisor Class	(2,743,931)	(5,544,430)	(6,158,856)	(4,346,980)

Total distributions to shareholders	(14,198,898)	(24,482,861)	(116,401,928)	(76,316,721)

Capital share transactions: (Note 2)
Class A	(8,350,366)	(20,418,551)	61,069,053	(6,214,274)
Class C	—	—	(486,251)	(27,397,769)
Class R	—	—	358,816	(59,551)
Class R6	359,818	(2,163,383)	4,019,454	4,636,880
Advisor Class	(5,869,163)	(12,566,157)	2,857,278	(5,098,372)

Total capital share transactions	(13,859,711)	(35,148,091)	67,818,350	(34,133,086)

Net increase (decrease) in net assets	(31,026,819)	(82,660,648)	(10,314,079)	(107,606,932)
Net assets:
Beginning of period	259,012,064	341,672,712	899,305,617	1,006,912,549

End of period	$227,985,245	$259,012,064	$888,991,538	$899,305,617

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FRANKLIN VALUE INVESTORS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Value Fund
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$13,529,180	$19,021,822
Net realized gain (loss)	124,999,893	369,132,867
Net change in unrealized appreciation (depreciation)	19,491,736	(466,501,290)

Net increase (decrease) in net assets resulting from operations	158,020,809	(78,346,601)

Distributions to shareholders:
Class A	(194,970,871)	(121,139,844)
Class C	(20,745,340)	(21,407,557)
Class R	(22,140,136)	(16,504,994)
Class R6	(38,887,793)	(18,404,597)
Advisor Class	(74,272,105)	(46,728,288)

Total distributions to shareholders	(351,016,245)	(224,185,280)

Capital share transactions: (Note 2)
Class A	110,421,098	166,463,826
Class C	(462,727)	(59,966,851)
Class R	6,590,786	(30,637,990)
Class R6	72,002,618	77,305,726
Advisor Class	6,593,355	24,225,442

Total capital share transactions	195,145,130	177,390,153

Net increase (decrease) in net assets	2,149,694	(125,141,728)
Net assets:
Beginning of period	2,478,951,738	2,604,093,466

End of period	$2,481,101,432	$2,478,951,738

48	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN VALUE INVESTORS TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class A, Class R6 & Advisor Class

Franklin MicroCap Value Funda

Class A, Class C, Class R, Class R6 & Advisor Class

Franklin Mutual U.S. Value Fundb

Franklin Small Cap Value Fund

aFranklin MicroCap Value Fund was closed to new investors with limited exceptions effective January 2004, and has remained closed except for two days in mid-February 2013, when the Fund was opened on a limited basis.

bEffective March 1, 2019, Franklin Balance Sheet Investment Fund was renamed Franklin Mutual U.S. Value Fund.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

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FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin MicroCap Value Fund		Franklin Mutual U.S. Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended April 30, 2019
Shares sold[a]	98,129	$2,813,106	1,611,987	$53,123,181
Shares issued in reinvestment of distributions	366,598	9,861,501	3,113,139	94,452,616
Shares redeemed	(742,180)	(21,024,973)	(2,622,481)	(86,506,744)

Net increase (decrease)	(277,453)	$(8,350,366)	2,102,645	$61,069,053

Year ended October 31, 2018
Shares sold[a]	219,992	$7,482,134	2,982,655	$118,651,289
Shares issued in reinvestment of distributions	479,467	16,273,124	1,534,831	59,766,332
Shares redeemed	(1,299,035)	(44,173,809)	(4,617,058)	(184,631,895)

Net increase (decrease)	(599,576)	$(20,418,551)	(99,572)	$(6,214,274)

Class C Shares:
Six Months ended April 30, 2019
Shares sold			92,340	$2,863,143
Shares issued in reinvestment of distributions			139,445	4,057,855
Shares redeemed[a]			(231,869)	(7,407,249)

Net increase (decrease)			(84)	$(486,251)

Year ended October 31, 2018
Shares sold			188,787	$7,214,184
Shares issued in reinvestment of distributions			126,071	4,707,489
Shares redeemed[a]			(1,048,115)	(39,319,442)

Net increase (decrease)			(733,257)	$(27,397,769)

Class R Shares:
Six Months ended April 30, 2019
Shares sold			24,023	$815,801
Shares issued in reinvestment of distributions			31,068	947,270
Shares redeemed			(44,328)	(1,404,255)

Net increase (decrease)			10,763	$358,816

Year ended October 31, 2018
Shares sold			39,608	$1,569,912
Shares issued in reinvestment of distributions			14,494	566,420
Shares redeemed			(54,254)	(2,195,883)

Net increase (decrease)			(152)	$(59,551)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin MicroCap Value Fund		Franklin Mutual U.S. Value Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Six Months ended April 30, 2019
Shares sold	73,937	$2,091,075	133,346	$4,496,771
Shares issued in reinvestment of distributions	7,071	192,673	150,326	4,720,226
Shares redeemed	(65,903)	(1,923,930)	(151,043)	(5,197,543)

Net increase (decrease)	15,105	$359,818	132,629	$4,019,454
Year ended October 31, 2018
Shares sold	129,413	$4,450,790	294,138	$12,118,458
Shares issued in reinvestment of distributions	12,032	411,970	70,012	2,808,869
Shares redeemed	(206,762)	(7,026,143)	(249,119)	(10,290,447)

Net increase (decrease)	(65,317)	$(2,163,383)	115,031	$4,636,880

Advisor Class Shares:
Six Months ended April 30, 2019
Shares sold	62,471	$1,829,214	119,869	$4,146,892
Shares issued in reinvestment of distributions	98,529	2,671,125	188,702	5,946,008
Shares redeemed	(357,263)	(10,369,502)	(210,394)	(7,235,622)

Net increase (decrease)	(196,263)	$(5,869,163)	98,177	$2,857,278

Year ended October 31, 2018
Shares sold	228,278	$7,757,572	384,827	$15,847,069
Shares issued in reinvestment of distributions	155,110	5,289,237	102,431	4,119,768
Shares redeemed	(757,299)	(25,612,966)	(603,342)	(25,065,209)

Net increase (decrease)	(373,911)	$(12,566,157)	(116,084)	$(5,098,372)

aMay include a portion of Class C shares that were automatically converted to Class A.

	Franklin Small Cap Value Fund
	Shares	Amount

Class A Shares:
Six Months ended April 30, 2019
Shares sold[a]	2,803,889	$124,955,970
Shares issued in reinvestment of distributions	4,014,584	166,645,375
Shares redeemed	(3,973,719)	(181,180,247)

Net increase (decrease)	2,844,754	$110,421,098

Year ended October 31, 2018
Shares sold[a]	5,035,724	$281,983,414
Shares issued in reinvestment of distributions	1,856,236	102,594,147
Shares issued on reorganization	2,395,438	145,978,300
Shares redeemed	(6,396,843)	(364,092,035)

Net increase (decrease)	2,890,555	$166,463,826

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Franklin Small Cap Value Fund
	Shares	Amount

Class C Shares:
Six Months ended April 30, 2019
Shares sold	248,394	$9,779,136
Shares issued in reinvestment of distributions	545,732	19,744,598
Shares redeemed[a]	(749,855)	(29,986,461)

Net increase (decrease)	44,271	$(462,727)

Year ended October 31, 2018
Shares sold	648,509	$32,792,088
Shares issued in reinvestment of distributions	417,801	20,530,752
Shares issued on reorganization	476,887	25,933,120
Shares redeemed[a]	(2,837,859)	(139,222,811)

Net increase (decrease)	(1,294,662)	$(59,966,851)

Class R Shares:
Six Months ended April 30, 2019
Shares sold	282,711	$12,684,657
Shares issued in reinvestment of distributions	518,689	21,312,926
Shares redeemed	(594,799)	(27,406,797)

Net increase (decrease)	206,601	$6,590,786

Year ended October 31, 2018
Shares sold	588,883	$32,991,812
Shares issued in reinvestment of distributions	287,094	15,718,387
Shares issued on reorganization	11,794	709,888
Shares redeemed	(1,426,317)	(80,058,077)

Net increase (decrease)	(538,546)	$(30,637,990)

Class R6 Shares:
Six Months ended April 30, 2019
Shares sold	1,576,866	$76,330,743
Shares issued in reinvestment of distributions	762,922	33,339,721
Shares redeemed	(780,146)	(37,667,846)

Net increase (decrease)	1,559,642	$72,002,618

Year ended October 31, 2018
Shares sold	2,309,329	$137,334,342
Shares issued in reinvestment of distributions	276,595	15,978,906
Shares redeemed	(1,269,332)	(76,007,522)

Net increase (decrease)	1,316,592	$77,305,726

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Small Cap Value Fund
	Shares	Amount

Advisor Class Shares:
Six Months ended April 30, 2019
Shares sold	1,343,078	$64,709,405
Shares issued in reinvestment of distributions	1,544,286	67,686,043
Shares redeemed	(2,644,252)	(125,802,093)

Net increase (decrease)	243,112	$6,593,355

Year ended October 31, 2018
Shares sold	2,148,313	$128,184,231
Shares issued in reinvestment of distributions	748,624	43,337,870
Shares issued on reorganization	145,356	9,247,589
Shares redeemed	(2,632,074)	(156,544,248)

Net increase (decrease)	410,219	$24,225,442

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)#	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin MicroCap Value Fund pays an investment management fee to Franklin Mutual of 0.75% per year of the average daily net assets of the Fund.

Franklin Mutual U.S. Value Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Small Cap Value Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

For the period ended April 30, 2019, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
0.750%	0.479%	0.578%

#Effective November 1, 2018, Franklin Mutual began serving as the Funds’ investment manager.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Funds. The fee is paid by Franklin Mutual based on each of the Funds’ average daily net assets and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.35%
Compensation Plans:
Class C	—	1.00%	1.00%
Class R	—	0.50%	0.50%

For Franklin Small Cap Value Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$1,115	$33,770	$70,313
CDSC retained	$ 183	$ 2,134	$ 5,304

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Transfer agent fees	$51,634	$298,018	$1,032,103

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended April 30, 2019, investments in affiliated management investment companies were as follows:

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin MicroCap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	8,437,728	22,029,951	(18,068,402)	12,399,277	$ 12,399,277	$91,353	$ —	$ —

Franklin Mutual U.S. Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	122,533,811	112,996,778	(111,750,062)	123,780,527	$123,780,527	$1,069,603	$ —	$ —

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	224,660,126	309,613,570	(450,932,533)	83,341,163	$ 83,341,163	$1,292,421	$ —	$ —

g. Waiver and Expense Reimbursements

For Franklin MicroCap Value Fund and Franklin Small Cap Value Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until February 29, 2020. For Franklin Mutual U.S. Value Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until February 29, 2020.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended April 30, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At October 31, 2018, Franklin MicroCap Value Fund deferred late-year ordinary losses of $175,138.

At April 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund

Cost of investments	$137,261,247	$745,403,763	$2,194,225,791

Unrealized appreciation	$104,713,311	$171,554,612	$ 305,312,593
Unrealized depreciation	(13,377,929)	(26,209,269)	(54,101,355)

Net unrealized appreciation (depreciation)	$ 91,335,382	$145,345,343	$ 251,211,238

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of pass-through entity income and wash sales.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2019, were as follows:

	Franklin MicroCap Value Fund	Franklin Mutual U.S. Value Fund	Franklin Small Cap Value Fund
Purchases	$ 4,675,480	$151,618,251	$756,515,482
Sales	$35,388,975	$194,652,607	$797,132,106

7. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended April 30, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin MicroCap Value Fund
Non-Controlled Affiliates
Continental Materials Corp.	88,712	—	(13,300)	75,412	$—	[a]	$ —	$126,606	$—	[a]
Delta Apparel Inc.	392,800	—	(132,400)	260,400	—	[a]	—	2,307,125	—	[a]
Full House Resorts Inc.	1,857,420	—	—	1,857,420	4,587,827		—	—	(501,504)
Origen Financial Inc.	1,900,000	—	—	1,900,000	173,280		—	—	380

Total Affiliated Securities (Value is 2.1% of Net Assets)					$4,761,107		$ —	$2,433,731	$(501,124)

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Gibraltar Industries Inc.	1,734,757	—	—	1,734,757	$68,817,810		$ —	$—	$6,991,070
Landec Corp.	1,423,100	—	(221,942)	1,201,158	—	[a]	—	(339,728)	—	[a]

Total Affiliated Securities (Value is 2.8% of Net Assets)					$68,817,810		$ —	$(339,728)	$6,991,070

aAs of April 30, 2019, no longer an affiliate.

8. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended April 30, 2019, the Funds did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of April 30, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin MicroCap Value Fund Assets:
Investments in Securities:[a]
Equity Investments	$216,197,352	$—	$—	$216,197,352
Short Term Investments	12,399,277	—	—	12,399,277

Total Investments in Securities	$228,596,629	$—	$—	$228,596,629

Franklin Mutual U.S. Value Fund Assets:
Investments in Securities:[a]
Equity Investments:[b]
Telecommunication Services	$—	$5,598,504	$—	$5,598,504
All Other Equity Investments	751,954,085	—	—	751,954,085
Corporate Bonds	—	9,415,990	—	9,415,990
Short Term Investments	123,780,527	—	—	123,780,527

Total Investments in Securities	$875,734,612	$15,014,494	$—	$890,749,106

Franklin Small Cap Value Fund Assets:
Investments in Securities:[a]
Equity Investments	$2,351,733,151	$—	$—	$2,351,733,151
Corporate Bonds	—	10,362,715	—	10,362,715
Short Term Investments	83,341,163	—	—	83,341,163

Total Investments in Securities	$2,435,074,314	$10,362,715	$—	$2,445,437,029

aFor detailed categories, see the accompanying Statements of Investments.

bIncludes common and convertible preferred stocks as well as other equity interests.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN VALUE INVESTORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt

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FRANKLIN VALUE INVESTORS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Value Investors Trust

Investment Manager

Franklin Mutual Advisers, LLC

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	FVIT S 06/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Edward I. Altman, David W. Niemiec and Ann Torre Bates and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle Chief Executive Officer – Finance and Administration
Date June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle Chief Executive Officer – Finance and Administration
Date June 26, 2019

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis Chief Financial Officer and Chief Accounting Officer
Date June 26, 2019